Gadsden Dynamic Multi-Asset ETF
Schedule of Investments
December 31, 2021 (Unaudited)

Shares		Value

COMMON STOCKS - 10.9%
Crude Petroleum Extraction - 0.6%
10,153	ConocoPhillips	$732,844
Crushed and Broken Limestone Mining and Quarrying - 2.4%
3,352	Martin Marietta Materials, Inc.	1,476,623
6,912	Vulcan Materials Co.	1,434,793
		2,911,416
Internet Publishing and Broadcasting and Web Search Portals - 1.5%
618	Alphabet, Inc. (a)	1,790,371
Petroleum Refineries - 1.2%
6,167	Chevron Corp.	723,697
10,882	Exxon Mobil Corp.	665,870
		1,389,567
Pipeline Transportation of Crude Oil - 1.0%
54,443	Enterprise Products Partners L.P.	1,195,568
Software Publishers - 2.5%
8,917	Microsoft Corp.	2,998,965
Uranium-Radium-Vanadium Ore Mining - 1.7%
93,606	Cameco Corp. ADR (b)	2,041,547
	TOTAL COMMON STOCKS (Cost $10,686,624)	13,060,278

INVESTMENT COMPANIES - 88.1%
413,068	Aberdeen Standard Physical Gold Shares ETF (a)	7,253,474
144,319	Alpha Architect U.S. Quantitative Value ETF (c)	5,365,781
31,588	CI Galaxy Ethereum ETF (b)	422,771
308,702	ELEMENTS Linked to the Rogers International Commodity Index - Agriculture Total Return ETN (a)(b)	2,670,272
20,668	Energy Select Sector SPDR Fund	1,147,074
237,732	Invesco DB Base Metals Fund (a)	5,291,914
195,647	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	2,750,797
92,880	iShares TIPS Bond ETF	12,000,096
85,537	KraneShares Global Carbon Strategy ETF	4,353,833
938,912	ProShares Short 20+ Year Treasury (a)	15,013,203
100,336	Purpose Bitcoin ETF (b)	744,023
132,271	Schwab Fundamental Emerging Markets Large Company Index ETF	4,099,078
109,602	SPDR S&P Metals & Mining ETF	4,907,978
43,657	United States 12 Month Oil Fund L.P. (a)	1,219,340
315,165	Vanguard Short-Term Inflation-Protected Securities ETF	16,199,481
49,513	Vanguard Total Stock Market ETF	11,954,419
95,925	Vanguard Total World Stock ETF	10,305,223
	TOTAL INVESTMENT COMPANIES (Cost $106,454,831)	105,698,757

MONEY MARKET FUNDS - 2.1%
2,525,081	First American Government Obligations Fund - Class X, 0.03% (d)	2,525,081
	TOTAL MONEY MARKET FUNDS (Cost $2,525,081)	2,525,081

	TOTAL INVESTMENTS (Cost $119,666,536) - 101.1%	121,284,116
	Other Liabilities in Excess of Assets - (1.1%)	(1,365,642)
	TOTAL NET ASSETS - 100.0%	$119,918,474

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

PLC - Public Limited Company

(a)	Non-Income producing security.
(b)	Foreign Issued Security.
(c)	Affiliated Fund.
(d)	Rate shown is the 7-day effective yield.

GADSDEN DYNAMIC MULTI-ASSET ETF

SIGNIFICANT ACCOUNTING POLICIES

Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If on a particular day an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2021, the Fund did not hold “fair valued” securities.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of the Fund’s investments as of December 31, 2021:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Gadsden Dynamic Multi-Asset ETF
Assets*
Common Stocks	$13,060,278	$-	$-	$13,060,278
Investment Companies	105,698,757	-	-	105,698,757
Money Market Funds	2,525,081	-	-	2,525,081
Total Investments in Securities	$121,284,116	$-	$-	$121,284,116

*	For Further detail on each asset class, see the Schedule of Investments

During the fiscal period ended December 31, 2021, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

TRANSACTIONS WITH AFFILIATES:

The Gadsden Dynamic Multi-Asset ETF’s transactions with affiliates represent holdings for which it and the underlying exchange-traded funds (“ETFs”) have the same investment adviser. The Gadsden Dynamic Multi-Asset ETF had the following transactions with such affiliated underlying ETFs during the fiscal period ended December 31, 2021:

Alpha Architect U.S. Quantitative Value ETF
Value, Beginning of Period	$3,473,210
Purchases	1,686,415
Proceeds from Sales	(99,403)
Net Realized Gains (Losses)	24,156
Change in Unrealized Appreciation (Depreciation)	281,403
Value, End of Period	5,365,781
Dividend Income	39,974
Capital Gains Distributions	-

Alpha Architect U.S. Quantitative Value ETF
Shares, Beginning of Period	101,541
Number of Shares Purchased	45,452
Number of Shares Sold	(2,674)
Shares, End of Period	144,319